Net finance costs (Tables)	12 Months Ended
Dec. 31, 2023
Net finance costs
Schedule of net finance costs

	2023 £m	2022 £m	2021 £m
Interest income on financial assets at amortised cost:
Other receivables	–	38	10
Cash and cash equivalents	25	18	3
Financial assets measured at fair value through profit or loss	7	(5)	4
Net gains and losses arising from:
Financial instruments mandatorily measured at fair value through profit or loss	(109)	208	(35)
Retranslation of loans and bonds	111	(208)	35
Total finance income	34	51	17
Interest expense arising on:
Financial liabilities at amortised cost	(409)	(274)	(7)
Derivatives at fair value through profit or loss	–	6	(5)
Reclassification of hedges from other comprehensive income	23	18	–
Finance expense arising on lease liabilities	(5)	(4)	(4)
Other finance expense	(11)	(4)	(3)
Total finance expense	(402)	(258)	(19)
Net finance costs	(368)	(207)	(2)